FIRST BANK

Personal Bankers. Real Relationships.

MALVERN
Bancorp Inc.

First Bank Announces Strategic Combination

December 14, 2022

FIRST BANK

Personal Bankers. Real Relationships.

Forward-Looking Statements

Certain statements contained in this communication are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to First Bank's and Malvern Bancorp, Inc.'s ("Malvern") future growth and management's outlook or expectations for revenue, assets, asset quality, profitability, business prospects, net interest margin, non-interest revenue, allowance for loan losses, the level of credit losses from lending, liquidity levels, capital levels, or other future financial or business performance strategies or expectations and the transaction described herein (the "Merger"), the integration of acquired businesses, First Bank's ability to recognize anticipated operational efficiencies, and other projections based on macroeconomic and industry trends.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this document in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. In addition to factors disclosed in First Bank's reports filed with the Federal Deposit Insurance Corporation (the "FDIC"), Malvern's reports filed with the Securities and Exchange Commission (the "SEC") and those identified elsewhere in this document, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in First Bank's or Malvern's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of First Bank and Malvern Bancorp, Inc. to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of First Bank's or Malvern's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by First Bank's and Malvern Bancorp, Inc.'s shareholders on the expected terms and schedule, delay in closing the Merger, difficulties and delays in integrating the Malvern Bancorp, Inc. business or fully realizing cost savings and other benefits of the Merger, business disruption following the Merger, changes in interest rates and capital markets, inflation, customer acceptance of First Bank's products and services, customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions and other risk factors. Any forward-looking statement speaks only as of the date of this document, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this document.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts, and may not reflect actual results.

Important Additional Information and Where to Find It

In connection with the proposed merger, First Bank will file with the FDIC and mail to shareholders of First Bank and Malvern Bancorp, Inc. a joint proxy statement/offering circular, which will include a joint proxy of Malvern Bancorp, Inc. and First Bank and an offering circular of First Bank. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF MALVERN BANCORP, INC. AND FIRST BANK ARE URGED TO READ THE JOINT PROXY STATEMENT/OFFERING CIRCULAR REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE FDIC OR SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the joint proxy statement/offering circular, as well as other filings containing information about First Bank, may be obtained at the FDIC's Internet site (https://efr.fdic.gov/fcxweb/efr/index.html), when they are filed by First Bank. You will also be able to obtain the joint proxy statement/offering circular, when it is filed, free of charge, from First Bank at www.firstbanknj.com under the heading "Investor Relations." Copies of the proxy statement/offering circular can also be obtained, when it becomes available, free of charge, by directing a request to First Bank, 2465 Kuser Road, Hamilton, NJ 08690, Attention: Andrew Hibshman, Executive Vice President and CFO, Telephone: (609) 643-0058 or to Malvern Bancorp, Inc., 42 E. Lancaster Ave, Paoli, PA 19301, Attention: Joseph Gangemi, Executive Vice President and CFO, Telephone: (610) 695-3676.

First Bank, Malvern Bancorp, Inc., and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of First Bank or Malvern Bancorp, Inc., respectively, in connection with the proposed merger. Information about the directors and executive officers of First Bank who may be deemed participants in the proxy solicitation is set forth in the proxy statement for First Bank's 2022 annual meeting of shareholders, filed with the FDIC on March 30, 2022. Information about the directors and executive officers of Malvern Bancorp, Inc. who may be deemed participants in the proxy solicitation is set forth in the proxy statement for Malvern's 2022 annual meeting of shareholders, filed with the Securities and Exchange Commission on January 27, 2022. Additional information regarding all of the participants in the solicitation, including a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the joint proxy statement/offering circular regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

The Combined Franchise Delivers Strategic and Financial Benefits

Compelling Strategic Combination

- Generates critical mass in highly desirable Southeastern Pennsylvania.
  - Significant acceleration of time frame to achieve strategic goal of scale in the Southeastern Pennsylvania market.
  - Business mix shifts from approximately 75% NJ / 25% PA to 60% NJ / 40% PA.
- Another example of disciplined and successful M&A strategy.
  - Pricing metrics and financial upside similar to prior deals.
  - Proven ability to execute on these types of transactions.
  - Ability to achieve cost savings and drive growth.
- Generates further operating scale and increased stock trading volume.
  - Opportunity to further improve industry-leading efficiency.
  - Helps to eliminate/reduce smaller bank liquidity discount in the market.

Complementary Enhancement to Our New Jersey / Pennsylvania Platform

- FRBA adds five (5) branches in Chester County, Pennsylvania expanding its market presence to six (6) branches in total.
  - The combined company will be ranked 5th in deposit market share in the county for community banks[1], and 11th overall.
- FRBA adds one (1) branch in Morris County, New Jersey bolstering its two (2) branches already in the county.
  - The combined company will be ranked 6th in deposit market share in the county for community banks[1], and 16th overall.
- FRBA expands into Delaware County, Pennsylvania adding two (2) branches and $134.3 million in market deposits.

(1) Community Bank defined as banks with total assets less than $30.0 billion
Sources: S&P Capital IQ Pro; Company management; Deposit data as of June 30, 2022

FIRSTBANK
Personal Bankers. Real Relationships.

Overview of Malvern Bancorp, Inc.

Company Overview

- **NASDAQ Listed**: MLVF
- **Headquarters**: Paoli, Pennsylvania
- **Locations**: 7 branches in PA, 1 branch in Morris County, NJ and 1 branch in Palm Beach County, FL
- **Profile**: Malvern Bancorp, Inc. is the holding company for Malvern Bank, National Association ("Malvern Bank"), an institution that was originally organized in 1887 as a federally-chartered savings bank. The Bank serves as one of the oldest banks headquartered on the Philadelphia Main Line. For more than a century, Malvern Bank has been committed to helping people build prosperous communities as a trusted financial partner.

Branch Footprint



Pennsylvania
Florida
New Jersey
Malvern Bancorp, Inc.
Upper Providence
Norristown
King of Prussia
Radnor
Haverford
Cheltenham
Philadelphia
West Chester
Chester

Financial Highlights *(September 30, 2022)*

Balance Sheet *($ in millions)*		**Profitablity** *(Quarter-to-Date)*	
Assets	$1,044	ROAA	1.01%
Net Loans	$816	ROAE	7.08%
Deposits	$785	Net Interest Margin	3.26%
Net Loans-to-Deposits	103.9%	Efficiency Ratio	61.4%
Capital Ratios		**Credit Quality** *(Quarter End)*	
TCE / TA	14.0%	NPAs (excl. TDRs) / Assets[1]	1.37%
Leverage Ratio[1]	16.3%	ALLL / Gross Loans	1.10%
Total Risk-Based Capital Ratio[1]	20.3%	NCOs / Average Loans	0.10%

(1) Bank-level regulatory data
Source: S&P Capital IQ Pro, Company documents; Data as of September 30, 2022

FIRSTBANK
Personal Bankers. Real Relationships.

Overview of Combined Franchise



Eastern Pennsylvania & New Jersey
First Bank
Malvern Bancorp, Inc.
Newton
East Stroudsburg
Hopatcong
Hackettstown
Paterson
Yonkers
New Rochelle
White Plains
Clifton
Hackensack
Morristown
East Orange
New York
Newark
Hempstead
Elizabeth
Plainfield
Easton
Allentown
Emmaus
New Castle
Pottsville
New Brunswick
East Brunswick
Princeton
East Windsor
Trenton
Levittown
Reading
Cocalico
Pottstown
Ephrata
East Earl
Warminster
Horsham
Bensalem
Norristown
King of Prussia
Cheltenham
Marple
West Chester
Philadelphia
Willow Street
Cherry Hill
Chester
Lindenwold
New Garden
Wilmington
Newark
New Castle
Glassboro
Hammonton
Salem
Vineland
Bridgeton
Mays Landing
Toms River
Barnegat Beach
Stafford ville
Mystic Islands
Wharton State Forest
Fort Dix Military Reservation

Pro Forma Highlights

$3.0 Billion
Gross Loans

102.5%
Loans-to-Deposits

$387.9 Million
Market Capitalization(2)

$3.7 Billion
Total Assets(1)

$3.0 Billion
Total Deposits

27
Branches

(1) Excludes purchase accounting adjustments
(2) Based on FRBA's December 13, 2022 closing price of $15.31
Note: Excludes MLVF's one Florida branch
Source: S&P Capital IQ Pro

FIRST BANK
Personal Bankers. Real Relationships.

Key Pro Forma Financial Results

FIRST BANK — Personal Bankers. Real Relationships. / MALVERN Bancorp Inc.

Transaction Pricing[1]

102.1%
Price-to-Tangible Book Value

21.5x
Price-to-LTM Earnings

8.2x
Price-to-2023E Earnings+Cost Savings

0.47%
Premium-to-Core Deposits

89.6%
Pay-to-Trade Ratio

Key Financial Results (Including AOCI and Rate Marks)

~25%
Internal Rate of Return

12.7%
'23 EPS Accretion

20.5%
'24 EPS Accretion

(9.17%)
TBV Dilution at Close

2.5 Years
TBV Earnback

Key Financial Results[2] (Excluding AOCI and Rate Marks)

~24%
Internal Rate of Return

5.16%
'23 EPS Accretion

9.20%
'24 EPS Accretion

(2.79%)
TBV Dilution at Close

1.4 Years
TBV Earnback

(1) Based on FRBA's December 13, 2022 closing price of $15.31.
(2) Excludes AOCI, Gross Interest Rate Mark and HTM Securities Mark

Transaction Summary

Transaction	▪ First Bank will acquire 100% of Malvern Bancorp, Inc.'s common stock
Consideration Mix	▪ 60% Stock / 40% Cash
Fixed Exchange Ratio	▪ 0.7733 shares of FRBA stock per share of MLVF common stock
Fixed Cash Per Share	▪ $7.80 per share of MLVF common stock
Per Share Merger Consideration	▪ $19.64 per share of MLVF common stock, based on FRBA's closing price on December 13, 2022
Merger Consideration(1,2)	▪ $149.5 million
Pro Forma Ownership	▪ FRBA: 76.8% / MLVF: 23.2%
Timing & Approval	▪ FRBA and MLVF shareholder approval ▪ Customary regulatory approvals ▪ Anticipated to close in the second calendar quarter of 2023

(1) Based on FRBA's December 13, 2022 closing price of $15.31.
(2) Assumes 5.9 million FRBA common shares issued.

FIRSTBANK
Personal Bankers. Real Relationships.

Key Transaction Assumptions

Merger Costs	▪ One-time merger expenses: $9.9 million (pre-tax)
Synergies	▪ Cost savings estimated at 50% of MLVF's estimated noninterest expense ▪ Phased in 50% in 2023 and 100% thereafter

Loan Credit Marks	▪ Gross Credit Mark of ($24.9) million, or 3.0% of gross loans
	  ▪ Non-PCD Credit Mark: ($4.1) million, accreted back into earnings over 5 years (SYD)
	  ▪ PCD Credit Mark: ($20.8) million
	  ▪ Establishment of new reserve equal to $4.1 million

Interest Rate Marks	▪ Gross Interest Rate Mark: ($22.7) million, accreted back into earnings over 5 years (SYD) ▪ Securities Mark: ($6.0) million, accreted back into earnings over 6.7 years (Straight-line)
Other Assumptions	▪ Fixed Assets Mark Up: $7.6 million ▪ CDI: 2.0% of core deposits, amortized over 7 years (SYD)
Due Diligence	▪ Comprehensive financial, legal, regulatory and operational due diligence conducted ▪ Over 90% of MLVF's commercial loan portfolio balances reviewed during due diligence
Corporate Governance	▪ Increase the number of board of directors by three MLVF directors ▪ Key MLVF senior management to remain with pro forma company to enhance certain business lines

FIRSTBANK
Personal Bankers. Real Relationships.

Our story: track record of profitable organic growth and accretive M&A



Total Assets ($ in millions)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Change in Control Recap
Central New Jersey Organic Expansion
IPO
Completes HCB Acquisition
Completes BCB Acquisition
Completes Delanco Acquisition
Completes Grand Acquisition
Completes Acquisition of two NJ Branches
Announces Acquisition of Malvern Bancorp, Inc.
$20
$63
$220
$212
$265
$351
$467
$677
$856
$1,073
$1,452
$1,711
$2,012
$2,346
$2,510
$3,700
$1,044
$2,625
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022 YTD

Note: Data as of September 30,2022; 2022 YTD pro forma assets exclude purchase accounting adjustments
Source: S&P Capital IQ Pro

FIRSTBANK
Personal Bankers. Real Relationships.

Another example of disciplined and successful M&A strategy: Consistent Pricing and Financial Upside

Target	Heritage	Bucks	Delanco	Grand	Malvern (Ex. AOCI & Rate Marks)(1)	Combined
Date Closed	3/7/2014	9/15/2017	4/30/2018	9/30/19	Estimated 6/30/2023	(Total or Average)
Assets ($000)	$134,542	$212,325	$128,179	$190,004	$1,044,360	$1,709,410
P/TBV (%)	50%	124%	99%	94%	100%	94%
EPS Accretion (%)	~9%	~8%	~5%	~8%	~9%	8%
TBV Dilution (%)	6% Accretive	~(2%)	~(1%)	~(2%)	~(3%)	(0.4%)
TBV Earn-back (Years)	Accretive	3 Years	2.3 Years	3 Years	1.4 Years	1.9 Years

(1) Excludes AOCI, Gross Interest Rate Mark and HTM Securities Mark

FIRSTBANK
Personal Bankers. Real Relationships.

Pro Forma Deposit Composition

First Bank



3.0%
15.4%
42.3%
39.3%

Deposits ($000s)		
Transaction Accounts	$ 927,065	42.3%
MMDA & Savings	860,577	39.3%
Retail CDs (<$250k)	336,503	15.4%
Jumbo CDs (>$250k)	66,046	3.0%
Total	$ 2,190,191	100.0%

Total Noninterest-bearing Deposits:	26.7%
Total Interest-bearing Deposits:	73.3%
MRQ Cost of Int-bearing Deposits:	0.69%
MRQ Cost of Deposits:	0.50%

Malvern Bank



7.9%
11.2%
50.5%
30.4%

Deposits ($000s)		
Transaction Accounts	$ 400,017	50.5%
MMDA & Savings	240,355	30.4%
Retail CDs (<$250k)	88,706	11.2%
Jumbo CDs (>$250k)	62,798	7.9%
Total	$ 791,876	100.0%

Total Noninterest-bearing Deposits:	8.2%
Total Interest-bearing Deposits:	91.8%
MRQ Cost of Int-bearing Deposits:	0.46%
MRQ Cost of Deposits:	0.43%

Pro Forma Company



4.3%
14.3%
44.5%
36.9%

Deposits ($000s)		
Transaction Accounts	$ 1,327,082	44.5%
MMDA & Savings	1,100,932	36.9%
Retail CDs (<$250k)	425,209	14.3%
Jumbo CDs (>$250k)	128,844	4.3%
Total	$ 2,982,067	100.0%

Total Noninterest-bearing Deposits:	21.7%
Total Interest-bearing Deposits:	78.3%
MRQ Cost of Int-bearing Deposits:	0.62%
MRQ Cost of Deposits:	0.48%

Source: S&P Capital IQ Pro; Bank-level regulatory data, does not include impact of fair value adjustments; Data as of September 30, 2022

Pro Forma Loan Composition

FIRST BANK

MALVERN Bancorp Inc.

First Bank



0.5%
5.6%
5.7%
9.6%
41.5%
22.8%
14.4%

Loans ($000s)		
Construction & Land	$ 126,206	5.6%
Farm	0	0.0%
1-4 Family	127,865	5.7%
Multifamily	214,817	9.6%
CRE - Income Producing	934,490	41.5%
CRE - Owner Occupied	512,262	22.8%
C&I	323,985	14.4%
Consumer & Other	10,904	0.5%
Total	$ 2,250,529	100.0%

C&I + CRE - Owner-Occupied Loans:	37.2%
Total Commercial Loans:	78.7%
MRQ Yield on Loans:	4.80%

Malvern Bank



1.4%
0.3%
3.0%
26.8%
6.7%
42.3%
5.5%
14.1%

Loans ($000s)		
Construction & Land	$ 24,912	3.0%
Farm	11,505	1.4%
1-4 Family	220,909	26.8%
Multifamily	55,295	6.7%
CRE - Income Producing	348,612	42.3%
CRE - Owner Occupied	45,295	5.5%
C&I	116,059	14.1%
Consumer & Other	2,136	0.3%
Total	$ 824,724	100.0%

C&I + CRE - Owner-Occupied Loans:	19.6%
Total Commercial Loans:	61.8%
MRQ Yield on Loans:	4.10%

Pro Forma Company



0.4%
0.4%
4.9%
11.3%
8.8%
41.7%
18.1%
14.3%

Loans ($000s)		
Construction & Land	$ 151,118	4.9%
Farm	11,506	0.4%
1-4 Family	348,774	11.3%
Multifamily	270,112	8.8%
CRE - Income Producing	1,283,102	41.7%
CRE - Owner Occupied	557,557	18.1%
C&I	440,044	14.3%
Consumer & Other	13,040	0.4%
Total	$ 3,075,253	100.0%

C&I + CRE - Owner-Occupied Loans:	32.4%
Total Commercial Loans:	74.2%
MRQ Yield on Loans:	4.61%

Source: S&P Capital IQ Pro; Bank-level regulatory data, does not include impact of fair value adjustments; Data as of September 30, 2022

FIRST BANK Personal Bankers. Real Relationships.

Financial Impact Reconciliation

	%	$
TBV Dilution	(9.17%)	($1.36)
Loan Interest Rate Mark	4.33%	$0.64
Securities Interest Rate Mark	1.20%	$0.18
Recapture of AOCI	0.85%	$0.13
TBV Dilution Adjusted	(2.79%)	($0.41)
EPS Accretion (GAAP)	20.5%	$0.44
Loan Interest Rate Mark Accretion	(9.23%)	($0.20)
Securities Interest Rate Mark Accretion	(1.22%)	($0.03)
Removal of AOCI	(0.86%)	($0.02)
EPS Accretion (Adjusted)	9.20%	$0.20

Note: All EPS figures presented on a 2024 full year pro forma basis; Based on FRBA stock price of $15.31 on December 13, 2022

FIRSTBANK
Personal Bankers. Real Relationships.

FIRST BANK

Personal Bankers. Real Relationships.